UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	341 White Pond Drive
	Akron		OH	44320
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously disclosed, on March 25, 2024, FirstEnergy Corp. (“FirstEnergy” or the “Company”), FirstEnergy Transmission, LLC, a majority-owned subsidiary of FirstEnergy that primarily owns controlling equity interests of certain of FirstEnergy’s transmission assets (“FET”), and North American Transmission Company II L.P., FirstEnergy’s joint venture partner in FET and a controlled investment vehicle entity of Brookfield Super-Core Infrastructure Partners (“Investor”), entered into the Fourth Amended and Restated Limited Liability Company Agreement of FET (the “Fourth LLC Agreement”). The Fourth LLC Agreement, which was entered into in connection with Investor’s acquisition of an incremental 30% equity interest in FET (which increased Investor’s ownership interest in FET to 49.9% and resulted in FirstEnergy retaining the remaining 50.1% ownership interest), established the parties’ governance arrangements with respect to FET, including the composition of FET’s board of directors and the matters as to which Investor has consent, consultation or other approval rights, in each case based on Investor’s ownership interest in FET. The Fourth LLC Agreement was filed as Exhibit 10.1 to FirstEnergy’s Current Report on Form 8-K filed on March 25, 2024.

On May 20, 2026, FirstEnergy, FET and Investor entered into a Fifth Amended and Restated Limited Liability Company Agreement of FET (the “Fifth LLC Agreement”), which amends and restates the Fourth LLC Agreement in its entirety. The Fifth LLC Agreement implements the application of the parties’ existing governance arrangements under the Fourth LLC Agreement to FET’s participation in two new transmission joint ventures (each, a “Joint Venture” and, together, the “Joint Ventures”), referred to in the Fifth LLC Agreement as the “Valley Link” joint venture and the “Grid Growth” joint venture. The relative ownership percentages of the members of FET, the size and composition of FET’s board of directors, the ownership-based thresholds at which Investor’s rights apply, and the scope of the matters as to which Investor has consent, consultation or other approval rights with respect to FET, in each case as set forth in the Fourth LLC Agreement, are not modified by the Fifth LLC Agreement.

The principal changes effected by the Fifth LLC Agreement, each of which gives effect to the governance framework previously agreed between FirstEnergy and Investor as it relates to the Joint Ventures, are: (i) the addition of a new Section 8.6 (Joint Ventures), together with new Schedule 7 (Valley Link Governance Matters), new Schedule 7.1 (Grid Growth Governance Matters) and new Schedule 8 (Joint Ventures), which schedules identify the Joint Ventures and set forth the matters relating to each Joint Venture as to which Investor’s consent, consultation or other approval rights apply (generally consistent with the framework established by the Fourth LLC Agreement for FET-level governance matters); (ii) the addition of a new Section 13.16 (Joint Venture Control) addressing certain matters relating to the governance of the Joint Ventures; (iii) conforming changes to existing provisions of the Fourth LLC Agreement, including Sections 8.4 (Investor Member Enhanced Threshold Matters), 8.5 (Enhanced Consultation Matters), 9.1 (Books and Records), 9.2 (Financial Reports) and 9.3 (Other Business; Corporate Opportunities), in each case to extend FET’s existing information, reporting, corporate opportunity and consent frameworks to the Joint Ventures; and (iv) the deletion of provisions of the Fourth LLC Agreement that are no longer operative. The Fifth LLC Agreement does not modify the deadlock or dispute resolution mechanics of the Fourth LLC Agreement in any material respect.

The foregoing description of the Fifth LLC Agreement and the matters and transactions contemplated thereby is subject to, and qualified in its entirety by, the full terms of the Fifth LLC Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 20, 2026. Reference is made to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2026 for more information regarding the items set forth below and the vote required for approval of these matters. The matters voted upon and the final voting results were as follows:

Item 1 – Election of the Board of Directors. The following persons were elected to the Company’s Board of Directors for a term expiring at the Annual Meeting of Shareholders in 2027 and until their successors shall have been elected:

	Number of Votes
Nominees	For	Against	Abstentions	Broker Non-Votes
Heidi L. Boyd	485,279,027	6,924,659	1,448,264	37,545,644
Jana T. Croom	485,843,592	6,467,416	1,340,942	37,545,644
Steven J. Demetriou	466,478,429	25,909,597	1,263,919	37,545,649
Lisa Winston Hicks	485,155,744	7,281,139	1,215,067	37,545,644
Paul Kaleta	427,352,769	64,993,434	1,305,735	37,545,656
James F. O’Neil III	480,582,612	11,674,345	1,394,992	37,545,645
John W. Somerhalder II	485,492,654	6,929,732	1,229,560	37,545,648
Brian X. Tierney	475,427,320	16,869,153	1,355,471	37,545,650
Leslie M. Turner	479,203,044	13,175,714	1,273,190	37,545,646

Item 2 – Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 . Item 2 was approved based on the following votes:

Number of Votes
For	Against	Abstentions
514,201,293	16,173,608	822,693

Item 3 – Approve, on an advisory basis, named executive officer compensation. Item 3 was approved based on the following votes:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
471,763,712	19,555,719	2,332,500	37,545,663

Item 4 – Shareholder proposal regarding an independent board chair. Item 4 was not approved based on the following votes:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
161,118,889	330,473,855	2,059,184	37,545,666

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amended and Restated Limited Liability Company Agreement of FirstEnergy Transmission, LLC, dated May 20, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management and unless the context requires otherwise, references to “we,” “us,” “our” and “FirstEnergy” refer to FirstEnergy Corp. and its subsidiaries. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 and settlements with the U.S. Attorney’s Office for the Southern District of Ohio and the Securities and Exchange Commission (“SEC”); the risks and uncertainties associated with litigation, including the securities class action lawsuit, regulatory proceedings, arbitration, mediation and similar proceedings; changes in national and regional economic conditions affecting us and/or our customers and the vendors with which we do business, including geopolitical conflicts, recession, volatile interest rates, inflationary pressure, supply chain disruptions, higher fuel costs, and workforce impacts; variations in weather, such as mild seasonal weather variations and severe weather conditions (including events caused, or exacerbated, by climate change, such as wildfires, hurricanes, flooding, droughts, high wind events and extreme heat events) and other natural disasters, which may result in increased storm restoration expenses or material liability and negatively affect future operating results; the potential liabilities and increased costs arising from regulatory actions or outcomes in response to severe weather conditions and other natural disasters; legislative and regulatory developments, and executive orders, including, but not limited to, matters related to rates, generation resource adequacy, co-location of generation and large loads, and compliance and enforcement activity; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets, including the loss of FirstEnergy Corp.’s status as a well-known seasoned issuer; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, executing Energize365, our transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving credit metrics, maintaining investment grade ratings, strengthening our balance sheet and growing earnings; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations and may also cause it to make contributions to its pension sooner or in amounts that are larger than currently anticipated; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, our generation resource planning in West Virginia, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to environmental laws and regulations, including, but not limited to, federal and state rules related to climate change, coal combustion residuals, and potential changes to such laws and regulations; changes in customers’ demand for power, including, but not limited to, economic conditions, development of data centers, the impact of climate change and emerging technology, particularly with respect to electrification, energy storage, co-location of generation and large loads, and distributed sources of generation; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, the One Big Beautiful Bill Act of 2025, as signed into law on July 4, 2025, or adverse tax audit results or rulings and potential changes to such laws and regulations; the ability to meet our publicly-disclosed goals relating to climate-related matters, opportunities, improvements, and efficiencies, including FirstEnergy’s greenhouse gas reduction goals; and the risks and other factors discussed from time to time in FirstEnergy Corp.’s SEC filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the FirstEnergy Corp. Board at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s Form 10-K, Form 10-Q and in other filings with the SEC. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2026

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer